February 13, 2003

To the Shareholders of Millennium

Growth Fund and Millennium Growth

and Income Fund:

Dear Investor:

We wrote to you on November 27, 2003 to inform you that Robert Dowlett, the founder, Chairman and Portfolio Manager of Millennium Growth Fund and Millennium Growth & Income Fund (collectively, the “Funds”), died on November 24, 2002 as a result of a plane crash.

At that time, we told you that the Board of Directors was examining several possible options relating to the future of the Millennium Funds, including contracting with a new investment adviser, merging with another mutual fund complex or liquidating the Funds and returning the proceeds to investors.  We are now writing to inform you that on February 10, 2003 the Board adopted a Plan of Liquidation for each Fund, subject to approval by the shareholders at a shareholders meeting.  If the shareholders approve the Plans of Liquidation, each Fund will sell all of its portfolio securities and other assets.  Each Fund then will apply its assets to the payment of all debts and obligations of the Fund, and distribute the remaining assets among the shareholders of the Fund, with each shareholder receiving his or her proportionate share of the liquidating distribution.

The Board believes that most shareholders invested primarily on the basis of the investment expertise and style of Mr. Dowlett and that now it is in the best interest of the shareholders to distribute their funds to them so that they may invest their funds according to their own individual desires.

We will soon be sending you information regarding a shareholders meeting at which the shareholders of each Fund will be asked to approve a Plan of Liquidation.  We presently expect this meeting to take place in late April or early May.  The liquidation distributions will be made as soon as possible after shareholder approval.

In the meantime, both of the Funds continue to be in a “defensive” position, with each Fund holding over 98% of its assets in cash or cash equivalents.

These events do not affect your right to redeem your shares at any time in accordance with the procedures described in the Prospectus.  No redemption fees will be charged by the Funds, although a transaction charge may be imposed on shares you hold through a broker.

Thank you for your consideration and support.

Ian Hopper, Director

Mark Mortarotti, Director

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